VegTechTM Plant-based Innovation & Climate ETF

(EATV)
Listed on NYSE Arca, Inc.

Supplement dated August 1, 2024 to the
Summary Prospectus dated February 28, 2024

Effective August 1, 2024, Anand Desai will no longer serve as a portfolio manager of the VegTech™ Plant-based Innovation & Climate ETF (the “Fund”). Effective the same day, Christine Johanson, CFA will begin serving as a portfolio manager of the Fund. Dr. Sasha Goodman, Dustin Lewellyn, CFA, and Ernesto Tong, CFA, will remain as portfolio managers jointly and primarily responsible for the day-to-day management of the Fund together with Christine Johanson.

As of August 1, 2024, the portfolio manager information disclosed in the section titled “Management” on page 7 of the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Adviser	VegTechTM LLC (the “Adviser”)
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers	Dr. Sasha Goodman, President, Chief Investment Officer and Chief Compliance Officer of the Adviser, has been a portfolio manager of the Fund since its inception in 2021.
Dustin Lewellyn, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2021.
Ernesto Tong, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2021.
Christine Johanson, Director of Penserra, has been a portfolio manager of the Fund since August 2024.

Please retain this Supplement with your Summary Prospectus for future reference.